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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) October 17, 2001
                                                        ----------------





                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-19297                  55-0694814
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer of
        Incorporation)                                       Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA     26406-0989
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (540) 326-9000
                                                      -----------------------





          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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   Item 5.  Other Events

   See press release attached to this report as Exhibit 99.1.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:  October 17, 2001


                                  FIRST COMMUNITY BANCSHARES, INC.

                                  BY: /s/ Robert L. Schumacher
                                    ------------------------------------------
                                      ROBERT L. SCHUMACHER,
                                      SENIOR VICE PRESIDENT, FINANCE




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                                  EXHIBIT INDEX

   Exhibit No.                                            Page No.

      99.1        Press Release                               3